UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________
FORM 8-K/A
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933
Date of Report (Date of earliest event reported):  January 4, 2018 (December 29, 2017)

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California		94595
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (925) 935-3840
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (the "Original Form 8-K") filed on January 3, 2018 is being filed solely to correct inadvertent errors in Exhibits 3.1 and 10.1. These corrected exhibits replace the same exhibits in the Original Form 8-K. The only change to Exhibit 10.1 was to include the provision that had been inadvertently omitted that terminated the confidentiality agreement previously executed by Owens Realty Mortgage, Inc. and Freestone Capital Management, LLC. No changes were made to Exhibit 3.1 other than including a conformed signature. No other changes have been made to the Original 8-K, including Exhibit 99.1 thereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

3.1	Amendment No. 1 to the Bylaws of Owens Realty Mortgage, Inc., dated December 29, 2017.
10.1
Settlement Agreement, dated December 29, 2017, by and among Owens Realty Mortgage, Inc., Freestone Opportunity Partners LP, Freestone Opportunity Qualified Partners LP, Freestone Investments LLC, Freestone Capital Management, LLC, Freestone Capital Holdings, LLC, Erik Morgan and Gary I. Furukawa.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS REALTY MORTGAGE, INC.

Date: January 4, 2018	By:	/s/ Bryan H. Draper
	Name:	Bryan H. Draper
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

3.1	Amendment No. 1 to the Bylaws of Owens Realty Mortgage, Inc., dated December 29, 2017.
10.1
Settlement Agreement, dated December 29, 2017, by and among Owens Realty Mortgage, Inc., Freestone Opportunity Partners LP, Freestone Opportunity Qualified Partners LP, Freestone Investments LLC, Freestone Capital Management, LLC, Freestone Capital Holdings, LLC, Erik Morgan and Gary I. Furukawa.